Exhibit 99.1

Date: 04/03/2008	530-8th Avenue SW, 6th floor
Calgary AB, T2P 3S8
www.computershare.com

To: All Canadian Securities Regulatory Authorities

Subject: TRANSATLANTIC PETROLEUM CORP.

Dear Sirs:

We advise of the following with respect to the upcoming Meeting of Security Holders for the subject Issuer:

Meeting Type :	Annual General Meeting
Record Date for Notice of Meeting :	31/03/2008
Record Date for Voting (if applicable) :	31/03/2008
Meeting Date :	06/05/2008
Meeting Location (if available) :	Calgary, AB

Voting Security Details:

Description	CUSIP Number	ISIN
COMMON SHARES	893522201	CA8935222015

Sincerely,

Computershare Trust Company of Canada / Computershare Investor Services Inc.

Agent for TRANSATLANTIC PETROLEUM CORP.